SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report
(Date of earliest event reported):	August 7, 2003 -------------------

SAN DIEGO GAS & ELECTRIC COMPANY
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(Exact name of registrant as specified in its charter)

CALIFORNIA ---------------------------------	1-3779 ---------------------------------	95-1184800 ---------------------------------
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.

8330 CENTURY PARK COURT, SAN DIEGO, CA ------------------------------------------------------------------	92123 ----------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000 -------------------

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(Former name or former address, if changed since last report.)

FORM 8-K

Item 12. Results of Operations and Financial Condition

On August 7, 2003, Sempra Energy, of which San Diego Gas & Electric Company is a consolidated subsidiary, issued its earnings press release for the quarter ended June 30, 2003. The Sempra Energy financial information contained in the press release includes, on a consolidated basis and also separately, information regarding San Diego Gas & Electric Company's results of operations and financial condition.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 August 7, 2003 Sempra Energy News Release (including tables)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

San Diego Gas & Electric Company

Date: August 7, 2003	By: /s/ D.L. Reed -----------------------------------------
Name: D.L. Reed President and Chief Financial Officer